UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934 (the "Act")

January 30, 2008
(Date of earliest event reported)

GEOGLOBAL RESOURCES INC.
(Exact name of Registrant as specified in its Charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-32158 (Commission File Number)	33-0464753 (I.R.S. Employer Identification No.)

310, 605 – 1st Street S.W.
Calgary, Alberta, Canada T2P 3S9
(Address of principal executive offices)

Telephone Number (403) 777-9250
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

(Former name or address, if changed since last report)

Item 4.01.  Changes in Registrant's Certifying Accountant

GeoGlobal Resources Inc. (the "Company") engaged KPMG LLP ("KPMG") on January 30, 2008 as its principal independent registered accountant to audit its consolidated financial statements as of and for the year ended December 31, 2007.

During the fiscal years ended December 31, 2007 and December 31, 2006, including any subsequent interim periods through January 30, 2008, the date of the engagement of KPMG, neither the Company (nor anyone on its behalf) consulted with KPMG regarding any of the accounting or auditing issues or matters stated in Item 304(a)(2)(i) or (ii) of Regulation S-K.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  February 1, 2008
GEOGLOBAL RESOURCES INC.
(Registrant)

/s/ Allan J. Kent
Allan J. Kent
Executive VP & CFO